csfb_ 03-ar24_g5_prelim - Price/Yield - VA1

CSFB 2003-AR24 CLASS V-A-1

Balance	CONTACT DESK	Delay	0	Index	LIBOR 1 MO 1.12	WAC(5)	6.4522
Coupon*	1.520	Dated	9/30/2003	Mult / Margin	1 /0.40	NET(5)	6.1239
Settle	9/30/2003	First Payment	10/25/2003	HARD CAP	11.00%	WAM(5)	357

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN. (II) THE NET FUNDS CAP. AND III) THE INDICATED HARD CAP. RUN TO THE GROUP V 5% CALL

Price	10 CPR, Call (Y)	15 CPR, Call (Y)	18 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)
100	1.525	1.525	1.525	1.525	1.525	1.525	1.525	1.525	1.525	1.525	Yield
100	40	40	40	40	40	40	40	40	40	40	Disc Margin
WAL	7.22	5.12	4.30	3.87	3.51	3.06	2.50	2.07	1.75	1.49
Mod Durn	6.64	4.82	4.09	3.70	3.37	2.96	2.43	2.03	1.72	1.47
Principal Window	Oct03 - Dec24	Oct03 - Sep)	Oct03 - Apr) 7	Oct03 - Jan16	Oct03 - Dec14	Oct03 - Ju113	Oct03 - Oct) 1	Oct03 - Jun10	Oct03 - Jun09	Oct03 - Aug08
LIBOR 1 MO	1.120	1.120	1.120	1.120	1.120	1.120	1.120	1.120	1.120	1.120
LIBOR 6MO	1.210	1.210	1.210	1.210	1.210	1.210	1.210	1.210	1.210	1.210
LIBOR 1YR	1.490	1.490	1.490	1.490	1.490	1.490	1.490	1.490	1.490	1.490
CMT 1 YR	1.390	1.390	1.390	1.390	1.390	1.390	1.390	1.390	1.390	1.390

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY

csfb_ 03-ar24v1 - Price/Yield - IIA3FC

CSFB 2003-AR22 CLASS I-A-1

Balance	CONTACT DESK	Delay	24	WAC(2)	4.3258
Coupon	3.9179	Dated	9/1/2003	NET(2)	3.9379
Settle	9/30/2003	First Payment	10/25/2003	WAM(2)	357

*PAYS GROUP NET WAC LESS [0.02%] -APPROX. NET RESET MARGIN OF [2.03%] (CALC. AS OF CUT-OFF DATE COLL. INFO.)

 RUN TO BALLOON IN MONTH 31 / 5 % CALL

Price	10 CPR Call (Y)	15 CPR, Call (Y)	18 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
100-07+	3.662	3.648	3.639	3.632	3.625	3.614	3.594	3.571	3.545	3.516
100-08+	3.647	3.632	3.622	3.615	3.608	3.596	3.574	3.550	3.522	3.490
100-09+	3.632	3.616	3.605	3.598	3.590	3.577	3.554	3.528	3.498	3.465
100-10+	3.617	3.600	3.589	3.581	3.572	3.559	3.534	3.506	3.475	3.439
100-11+	3.602	3.584	3.572	3.563	3.554	3.540	3.514	3.485	3.452	3.414
100-12+	3.587	3.568	3.555	3.546	3.537	3.522	3.494	3.463	3.428	3.388
100-13+	3.572	3.552	3.538	3.529	3.519	3.503	3.474	3.442	3.405	3.363
100-14+	3.557	3.536	3.522	3.512	3.501	3.485	3.454	3.420	3.381	3.337
100-15+	3.542	3.520	3.505	3.494	3.453	3.466	3.434	3.395	3.355	3.312
100-16+	3.527	3.504	3.488	3.477	3.466	3.448	3.414	3.377	3.334	3.287
100-17+	3.512	3.488	3.471	3.460	3.448	3.429	3.394	3.355	3.311	3.261
100-18+	3.497	3.472	3.455	3.443	3.430	3.411	3.374	3.334	3.288	3.236
100-19+	3.482	3.456	3.438	3.426	3.413	3.392	3.354	3.312	3.264	3.210
100-20+	3.468	3.440	3.421	3.409	3.395	3.374	3.335	3.291	3.241	3.185
100-21+	3.453	3.424	3.405	3.391	3.377	3.355	3.315	3.269	3.218	3.160
100-22+	3.438	3.408	3.388	3.374	3.360	3.337	3.295	3.248	3.194	3.134
100-23+	3.423	3.392	3.371	3.357	3.342	3.318	3.275	3.226	3.171	3.109

Spread @ Center Price	102.7	111.4	116.5	120.5	124.6	130.1	135.5	146.0	152.5	157.9
WAL	2.20	2.05	1.97	1.91	1.86	1.77	1.64	1.51	1.39	1.28
Mod Durn	2.07	1.93	1.85	1.80	1.75	1.67	1.55	1.44	1.33	1.22
Principal Window	Oct03- Apr06	OctO3- Apr06	Oct03- Apr06	OctO3- Apr06	Oct03- Apr06	OctO3- Apr06	Oct03- Apr06	OctO3- Apr06	Oct03- Apr06	OctO3- Apr06
LIBOR 6MO	1.210	1.210	1.210	1.210	1.210	1.210	1.210	1.210	1.210	1.210
LIBOR 1YR	1.490	1.490	1.490	1.490	1.490	1.490	1.490	1.490	1.490	1.490
CMT 1YR	1.390	1.390	1.390	1.390	1.390	1.390	1.390	1.390	1.390	1.390

EN	Mat.	25YR	.5YR	1.OYR	1.5YR	2YR	3YR	4YR	5YR
	Yld	1.14	1.21	1.49	1.925	2.365	3.105	3.665	4.115

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool.   Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

**SPREAD TO EN

PRELIMINARY

csfb_ 03-ar24v1 - Price/Yield - SNR 3

CSFB 2003-AR22 CLASS II-A-1

Balance	CONTACT DESK	Delay	24	WAC(3)	4.7907
Coupon*	4.3780	Dated	9/1/2003	NET(3)	4.3980
Settle	9/30/2003	First Payment	10/25/2003	WAM(3)	357

*PAYS GROUP NET WAC LESS [0.02%] -APPROX. NET RESET MARGIN OF [2.03%] (CALC. AS OF CUT-OFF DATE COLL. INFO.) RUN TO BALLOON IN MONTH 58 / 5 % CALL

Price	10 CPR, Call (Y) Yield	15 CPR, Call (Y) Yield	18 CPR, Call (Y) Yield	20 CPR, Call (Y) Yield	22 CPR, Call (Y) Yield	25 CPR, Call (Y) Yield	30 CPR, Call (Y) Yield	35 CPR, Call (Y) Yield	40 CPR, Call (Y) Yield	45 CPR, Call (Y) Yield
97-20+	5.056	5.140	5.195	5.234	5.275	5.340	5.461	5.596	5.748	5.919
97-28+	4.977	5.051	5.100	5.134	5.170	5.227	5.332	5.451	5.584	5.734
98-04+	4.899	4.963	5.004	5.034	5.065	5.114	5.204	5.306	5.421	5.550
98-12+	4.821	4.874	4.909	4.934	4.960	5.001	5.077	5.163	5.259	5.367
98-20+	4.743	4.786	4.815	4.835	4.856	4.889	4.951	5.020	5.098	5.185
98-28+	4.665	4.699	4.720	4.736	4.752	4.778	4.825	4.878	4.937	5.004
99-04+	4.588	4.611	4.627	4.637	4.649	4.666	4.699	4.736	4.777	4.824
99-12+	4.511	4.524	4.533	4.539	4.546	4.556	4.575	4.595	4.619	4.645
99-20+	4.434	4.438	4.440	4.442	4.443	4.446	4.450	4.455	4.461	4.466
99-28+	4.357	4.351	4.347	4.344	4.341	4.336	4.327	4.316	4.303	4.289
100-04+	4.281	4.265	4.255	4.247	4.239	4.227	4.203	4.177	4.147	4.113
100-12+	4.205	4.180	4.163	4.151	4.138	4.118	4.081	4.039	3.991	3.937
100-20+	4.129	4.094	4.071	4.055	4.037	4.010	3.959	3.901	3.836	3.763
100-28+	4.054	4.009	3.980	3.959	3.937	3.902	3.837	3.764	3.682	3.589
101-04+	3.979	3.924	3.889	3.864	3.837	3.795	3.716	3.628	3.529	3.417
101-12+	3.904	3.840	3.798	3.769	3.737	3.688	3.596	3.493	3.376	3.245
101-20+	3.829	3.756	3.708	3.674	3.638	3.581	3.476	3.358	3.224	3.074

Spread @ Center Price	96.2	120.7	134.1	145.0	155.4	170.1	192.5	213.0	233.8	2522
WAL	3.66	3.22	2.99	2.85	2.71	2.51	2.22	1.95	1.72	1.52
Mod Durn	3.26	2.89	2.69	2.56	2.44	2.27	2.02	1.79	1.59	1.41
Principal Window	Oct 03-Ju108	Oct03-Jul08	Oct03-Jul08	Oct03-Jul08	Oct03-Jul08	Oct03-Jul08	Oct03-Jul08	Oct03-Jul08	Oct03-Jul08	Oct03-Jul08
LIBOR 6MO	1.210	1.210	1.210	1.210	1.210	1.210	1.210	1.210	1.210	1.210
LIBOR 1YR	1.490	1.490	1.490	1.490	1.490	1.490	1.490	1.490	1.490	1.490
CMT 1YR	1.390	1.390	1.390	1.390	1.390	1.390	1.390	1.390	1.390	1.390

EN	Mat	.25YR.	5YR	1.0YR	1.5YR	2YR	3YR	4YR	5YR
	Yld	1.14	1.21	1.49	1.925	2.365	3.105	3.665	4.115

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool.  Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

**SPREAD TO EN

PRELIMINARY